UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to §240.14a-12

ADVENT CONVERTIBLE AND INCOME FUND

(Name of Registrant As Specified in its Declaration of Trust)

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[X]     No Fee Required

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

ADVENT CONVERTIBLE AND INCOME FUND (NYSE: AVK)

888 SEVENTH AVENUE, 31st FLOOR
NEW YORK, NEW YORK 10019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 16, 2026

     Notice is hereby given to the shareholders of Advent Convertible and Income Fund (the “Fund”), that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 888 Seventh Avenue, 31st Floor, New York, New York 10019, on Wednesday, September 16, 2026 at 10:00 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:

1.	To elect the following Trustee nominees named in the accompanying proxy statement: Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe, as Class II Trustees, to serve until the Fund’s 2029 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

     THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES OF THE BOARD OF THE FUND.

     The Board has fixed the close of business on August 12, 2026 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

     It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet by following the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the
Board of Trustees

/s/ Stephen Ellwood

Stephen Ellwood, Secretary of the Fund

New York, New York
August 19, 2026

YOUR VOTE IS IMPORTANT

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

     IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF THE FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF THE FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

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ADVENT CONVERTIBLE AND INCOME FUND (NYSE: AVK)

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 16, 2026

     This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”) of Advent Convertible and Income Fund (the “Fund”) in connection with the solicitation by the Board of Trustees (the “Board”) of the Fund of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Wednesday, September 16, 2026 at 10:00 a.m. (Eastern time) and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 888 Seventh Avenue, 31st Floor, New York, New York 10019, on Wednesday, September 16, 2026 at 10:00 a.m. (Eastern time).

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Fund at (212) 386-7405.

     The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report and semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (800) 345-7999.

     The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Fund’s shareholders on or about August 19, 2026.

•	Why is a shareholder meeting being held?

The Shares are listed on the New York Stock Exchange (“NYSE”), and the Fund’s Agreement and Declaration of Trust and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on?

To elect the following Trustee nominees named in this Proxy Statement: Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe, as Class II Trustees, to serve until the Fund’s 2029 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•	Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for your vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Wednesday, September 16, 2026, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

•	How does the Board recommend that shareholders vote on the proposal?

The Board unanimously recommends that you vote “FOR” each of the nominees of the Board.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees for the Fund and believes that they are experienced in overseeing investment companies and are familiar with the Fund, their investment strategies and operations and the investment advisor of the Fund. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.

•	Who is eligible to vote?

Shareholders of record at the close of business on August 12, 2026 (the “Record Date”) are entitled to be present and to vote on the proposal at the Annual Meeting or any adjournments, postponements or delays thereof. Each Share is entitled to one vote on the proposal on which holders of those Shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote (via telephone or the Internet) are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. If you wish to attend the annual meeting in person, please contact the Fund at (212) 386-7405 by 5:00 pm (Eastern time) September 14, 2026 to register. Shareholders should be prepared to provide their name, address, and control number to verify their status as shareholders. The control number is found on your proxy card. You may also contact the Fund at (212) 386-7405 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to elect a Trustee nominee?

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•	How many Shares were outstanding as of the record date?

At the close of business on August 12, 2026, 44,148,745 Shares were outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

     The Fund’s Agreement and Declaration of Trust and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders are being asked to elect the following Trustee nominees named in this Proxy Statement: Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe, as Class II Trustees, to serve until the Fund’s 2029 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

     The Trustees are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees:

CLASS I TRUSTEES. Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert are the Class I Trustees of the Fund. The Class I Trustees were last elected at the 2025 annual meeting of shareholders. The term of the Class I Trustees will continue until the 2028 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS II TRUSTEES. Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The Class II Trustees were last elected at the 2023 annual meeting of shareholders. Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are standing for re-election at the Annual Meeting.

CLASS III TRUSTEES. Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The Class III Trustees were last elected at the 2024 annual meeting of shareholders. The term of the Class III Trustees will continue until the 2027 annual meeting of shareholders or until successors shall have been elected and qualified.

     Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his or her successor shall have been elected and qualified or until he or she resigns or is otherwise removed. The other Trustees will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

     Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe have consented to serve as a Trustee for which they are standing for re-election if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

     Certain information concerning the current Trustees, the Trustee nominees and the officers of the Fund is set forth in the table below. The sole “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940,

as amended (the “1940 Act”)) is identified in the table below. The “Independent Trustees” are those who are not interested persons of the Fund or Advent Capital Management, LLC (“Advent”), the Fund’s investment advisor, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Board Leadership Structure

     The primary responsibility of the Board is to represent the interests of the shareholders and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Fund’s investment advisor and other service providers who have been approved by the Board. The Board is currently composed of eight Trustees, seven of whom are Independent Trustees and one of whom is classified as an Interested Trustee. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

     The Board has appointed an Interested Trustee as chairperson and the Independent Trustees of the Board have designated Mr. Daniel L. Black as lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel.

     The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is composed solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Board has determined that this leadership structure, including an Interested Trustee as chairperson, a lead Independent Trustee, a supermajority of Independent Trustees on the Board, committee membership limited to Independent Trustees, and the participation and advice of independent legal counsel, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Board’s Role in Risk Oversight

     The day-to-day management of various risks relating to the administration and operation of the Fund is the responsibility of the Fund’s investment advisor and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through an Audit Committee and a Nominating and Governance Committee established by the Board. Each committee reports its activities to the Board on a regular basis. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

     The Board, working with personnel of the Fund’s investment advisor and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting affiliates of Advent and Guggenheim Funds in managing the Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, the officers of the Fund, the Fund’s investment advisor and other service providers to the Fund have also implemented a variety of processes, procedures and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

     The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session periodically, to discuss compliance matters and, on a quarterly basis, receives a report from the Chief Compliance Officer regarding compliance matters. The Board, with the assistance of the Fund’s management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Fund’s investment advisor on the investments and securities trading of the Fund. With respect to valuation, the Board has approved fair valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Fund’s investment advisor to report to the Board on other matters relating to risk management on a regular and as-needed basis.

     Descriptions of the primary risks of investing in the Fund are discussed in the Fund’s annual report to shareholders.

			Number of	Other Public
			Portfolios in	Company or
Name,	Position(s)		Fund Complex(6)	Investment
Address(1) and	Held with	Principal Occupation(s)	Overseen by	Company
Year of Birth	Fund	During The Past Five Years	Trustee	Directorships Held
INDEPENDENT TRUSTEES:
Randall C. Barnes	Trustee(3)	Current: Private Investor (2001-present).	1	Current: Purpose
Year of Birth: 1951				Investments Funds
		Former: Senior Vice President and		(2013-present).
Treasurer, PepsiCo, Inc. (1993-1997);
		President, Pizza Hut International		Former: Trustee, of
		(1991-1993); Senior Vice President,		funds in the Guggenheim
		Strategic Planning and New Business		Funds fund complex
		Development, PepsiCo, Inc. (1987-1990).		(2004-Apr 2026);
Transparent Value
Trust (4) (2015-
2025); Guggenheim
Energy & Income
Fund (2015-2023);
Fiduciary/Claymore
Energy Infrastructure
Fund (2004-2022);
Guggenheim Enhanced
Equity Income
Fund (2005-2021);
Guggenheim Credit
Allocation Fund (2013-
2021).

Daniel L. Black	Trustee(3)	Current: Managing Partner, the Wicks	1	Current: Dartmouth
Year of Birth: 1960		Group of Companies, LLC (2003-present).		College Trustee Emeritus
(2019-2022); Sensata
		Former: Managing Director and Co-Head		Technologies, Inc.
		of the Merchant Banking Group at BNY		(2021-present).
Capital Markets, a division of BNY
		Mellon (1998-2003); and Co-Head of		Former: Antenna
		U.S. Corporate Banking at BNY Mellon		International, Inc. (2010-
		(1995-1998).		2020); Bendon Inc.
(2012-2016); Bonded
Services, Ltd. (2011-
2016); Sontiq, Inc.
(2016-2021).

Derek Medina	Trustee(5)	Current: Retired	1	Former: Oliver Scholars
Year of Birth: 1966				(2011-2018); Young
		Former: Executive Vice President,		Scholar’s Institute
		ABC News (2020-2024); Senior Vice		(2005-2020).
President, Business Affairs at ABC
News (2008-2020); Vice President,
Business Affairs and News Planning
at ABC News (2003-2008); Executive
Director, Office of the President at
ABC News (2000-2003); Associate at
Cleary Gottlieb Steen & Hamilton (law
firm) (1995-1998); Associate in
Corporate Finance at J.P. Morgan/Morgan
Guaranty (1988-1990).

			Number of	Other Public
			Portfolios in	Company or
Name,	Position(s)		Fund Complex(6)	Investment
Address(1) and	Held with	Principal Occupation(s)	Overseen by	Company
Year of Birth	Fund	During The Past Five Years	Trustee	Directorships Held
Ronald A. Nyberg	Trustee(2)	Current: Of Counsel, Momkus LLC	1	Current: Trustee of funds
Year of Birth: 1953		(2016-present).		in the Guggenheim
Funds fund complex
		Former: Partner, Nyberg & Cassioppi,		(2003-present).
LLC (2000-2016); Executive Vice
		President, General Counsel, and		Former: Transparent
		Corporate Secretary, Van Kampen		Value Trust (4) (2015-
		Investments (1982-1999).		2025); PPM Funds
(2) (2018-Dec. 2024);
Endeavor Health (2012-
Dec. 2024); Guggenheim
Energy & Income
Fund (2015-2023);
Fiduciary/Claymore
Energy Infrastructure
Fund (2004-2022);
Guggenheim Enhanced
Equity Income
Fund (2005-2021);
Guggenheim Credit
Allocation Fund (2013-
2021).

Gerald L. Seizert	Trustee(2)	Current: Chairman of Heron Bay	1	Current: University of
Year of Birth: 1952		Capital Management (2020-present).		Toledo Foundation
(2013-present);
		Former: Managing Partner of Seizert		Beaumont Hospital
		Capital Partners, LLC (2000-2019);		(2012-present).
Co-Chief Executive (1998-1999) and a
Managing Partner and Chief Investment
Officer – Equities of Munder Capital
Management, LLC (1995-1999); Vice
President and Portfolio Manager of
Loomis, Sayles & Co., L.P. (asset
manager) (1984-1995); Vice President
and Portfolio Manager at First of America
Bank (1978-1984).

Michael A. Smart	Trustee(2)	Current: Dominus Capital (2020-present).	1	Current: Investment
Year of Birth: 1960				Advisory Board, Autism
		Former: Managing Partner, CSW		Impact Fund
		Private Equity (2003-2021); Principal,		(2020-present); Sprint
		First Atlantic Capital Ltd (2001-2004);		Industrial Holdings
		Managing Director, Investment		(2007-present).
Banking Merrill Lynch & Co (1992-2001);
		Founding Partner, of The Carpediem		Former: Country Pure
		Group, (1990-1992); Associate at Dillon,		Foods (2001-2006);
		Read and Co. (investment bank) (1988-1990).		Berkshire Blanket,
Holdings, Inc. (2006-
2016); Sqwincher
Holdings (2006-2015);
H2O Plus Holdings
(2008-2011); The Mead
School (2012-2016); The
Wharton School (2000-
2004).

			Number of	Other Public
			Portfolios in	Company or
Name,	Position(s)		Fund Complex(6)	Investment
Address(1) and	Held with	Principal Occupation(s)	Overseen by	Company
Year of Birth	Fund	During The Past Five Years	Trustee	Directorships Held
Nancy E. Stuebe	Trustee(4)	Current: Senior Director of Investor	1	None.
Year of Birth: 1964		Relations, Interactive Brokers
Group, Inc. (2016-present).

Former: Senior Equity Analyst &
Senior Portfolio Manager, Gabelli
Asset Management (2015-2016);
Senior Research Analyst & Portfolio
Manager, AIS Capital Management,
LLC (2008-2015); Senior Equity
Analyst & Portfolio Manager, Gabelli
Asset Management (2005-2008).
INTERESTED TRUSTEE:
Tracy V. Maitland*	Trustee(2),	Current: President and Chief Investment	1	None.
Year of Birth: 1960	Chairman,	Officer, Advent Capital Management,
	President	LLC (2001-present).
and Chief
	Executive	Former: President, Advent Capital
	Officer	Management, a division of
Utendahl Capital.

*	Mr. Maitland is an interested person of the Fund because of his position as an officer of the Adviser and certain of its affiliates.
(1)	The business address of each current Trustee is c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019.
(2)	Trustee since commencement of operation of the Fund.
(3)	Trustee of the Fund since September 20, 2005.
(4)	Trustee of the Fund since December 3, 2020.
(5)	Trustee of the Fund from commencement of operation of the Fund to September 2024 and from May 2025 to present.
(6)	The Fund is the only fund in the “Fund Complex.”

Trustee Experiences, Qualifications, and Skills

     The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.

     The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, the Fund’s investment advisor, other service providers, counsel and independent auditors, availability and commitment to attend meetings and perform the responsibilities of a Trustee and to exercise effective business judgment in the performance of their responsibilities as a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also now has considerable familiarity with the Fund, the Fund’s investment advisor and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee.

     Each Trustee’s ability to perform his or her duties effectively is evidenced by his educational background or professional training; business positions; experience from service as a Trustee, other investment funds, public companies or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings throughout the years; or other relevant life experiences.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee	Experiences, Qualifications and Skills
Tracy V. Maitland	Mr. Maitland’s service as a Trustee and his experience as President and Chief Investment Officer of Advent Capital Management, LLC provides him with experience in financial, accounting, regulatory, governance and investment matters, with particular experience and practical business knowledge in the investment management industry.

Derek Medina	Mr. Medina’s service as a Trustee his past experience as Senior Vice President at ABC News, and his professional training and prior experience as an attorney at a law firm and a financial services firm provides him with experience in financial, regulatory, investment, legal and governance matters.

Ronald A. Nyberg	Mr. Nyberg’s service as a Trustee and his professional training and experience as an attorney and partner of a law firm and at an asset management firm provides him with experience in financial, regulatory, legal, investment management and governance matters.

Gerald L. Seizert	Mr. Seizert’s service as a Trustee and his service at various asset management firms, including serving as CEO and as a board member, provides him with experience in financial, accounting, regulatory, governance, capital markets and investment matters.

Michael A. Smart	Mr. Smart’s service as a Trustee and as a board member, managing partner and employee of various financial and operating companies provides him with experience in financial, accounting, regulatory, governance, investment banking, private equity and investment matters.

Daniel L. Black	Mr. Black’s service as a Trustee and as a past board member for a variety of organizations including information, education and media businesses, educational and not-for-profit organizations and his long career of holding leadership positions in general management, commercial banking and credit, investment banking, private equity and mezzanine investing provides him with experience in financial, accounting, regulatory, governance and investment matters.

Randall C. Barnes	Mr. Barnes’s service as a Trustee, his executive employment experience at various global food and beverage companies, and his personal investment experience, provides him with experience in financial, accounting, regulatory, governance and investment matters.

Nancy E. Stuebe	Ms. Stuebe’s service as a Trustee, her experience as a Director of Investor Relations at Interactive Brokers Group, Inc. and her service as senior analyst & portfolio manager at various asset management firms, provide her with experience in financial, accounting, regulatory, governance and investment matters.

Executive Officers

     The Fund’s officers receive no compensation from the Fund, but may also be officers or employees of the investment advisor or affiliates of the investment advisor of the Fund and may receive compensation in such capacities.

Term of
Name,	Position	Office(2) and
Business Address(1)	Held	Length
and Year	with	of Time	Principal Occupation(s)
of Birth	the Fund	Served	During the Past Five Years
Stephen Ellwood	Chief	Officer	General Counsel and Chief Compliance Officer,
Year of Birth: 1970	Compliance	since 2023	Advent Capital Management, LLC (June
	Officer and		2023-present). Formerly, Chief Legal Officer
	Secretary		and Chief Compliance Officer, Semper Capital
Management, L.P. (2019-2023); General Counsel
and Global Chief Compliance Officer, Structured
Portfolio Management, LLC (2015-2019); Chief
Compliance Officer, Arrowgrass Capital Partners
(US) LP (2011-2015); General Counsel and Chief
Compliance Officer, Quattro Global Capital,
LLC (2007-2011); Chief Compliance Officer,
Greywolf Capital Management, LP (2006-2007);
Chief Compliance Officer and Counsel, Forest
Investment Management LLC (2004-2006);
Director and Counsel, MacKay Shields LLC
(1999-2003); Compliance Associate, Goldman
Sachs & Co. (Asset Management Division) (1998-
1999); Compliance Officer, Societe Generale Asset
Management (1997-1998).

Tony Huang	Vice	Officer	Director, Co-Portfolio Manager, Advent Capital
Year of Birth: 1976	President	since 2014	Management, LLC (2007-present). Formerly,
	and		Senior Vice President, Portfolio Manager and
	Assistant		Analyst, Essex Investment Management (2001-
	Secretary		2006); Vice President, Analyst, Abacus Investments
(2001); Vice President, Portfolio Manager, M/C
Venture Partners (2000-2001); Associate, Fidelity
Investments (1996-2000).

Robert White	Chief	Officer	Chief Financial Officer, Advent Capital
Year of Birth: 1965	Financial	since 2005	Management, LLC (2005-present). Formerly, Vice
	Officer and		President, Client Service Manager, Goldman Sachs
	Treasurer		Prime Brokerage (1997-2005).

(1)	The business address of each officer is c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Committees

     The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Board are the Audit Committee and the Nominating and Governance Committee.

     Audit Committee. The Audit Committee, which is composed of all of the Independent Trustees, is charged with selecting a firm of independent registered public accountants for the Fund and reviewing accounting matters with the accountants. The members of the Audit Committee are Messrs. Seizert, Smart, Barnes, Black, Medina and Nyberg and Ms. Stuebe, all of whom are Independent Trustees. A majority of the members of the Audit Committee are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

The Audit Committee presents the following report:

The Audit Committee performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund; (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 and has discussed with the independent registered public accounting firm the auditors’ independence and (iv) the Audit Committee recommended to the Board that the financial statements be included in the Fund’s Annual Report for the past fiscal year.

     The Audit Committee is governed by a written Audit Committee charter, the most recent version of which was approved by the Board on December 6, 2018. The Audit Committee charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Audit Committee Charter is attached hereto as Appendix A.

     Nominating and Governance Committee. The Nominating and Governance Committee, which is composed of all of the Independent Trustees, performs the functions set forth in the Nominating and Governance Committee charter. The Independent Trustees meet regularly as a group in executive session as the Nominating and Governance Committee.

     As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for election to the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders for their consideration. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate recommendation considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and
•	The name of the recommended candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee and the person’s consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board.

     In order for a shareholder’s recommended candidate to be considered by the Nominating and Governance Committee, the information described above must be sent to the Fund’s Secretary, c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019.

     The Nominating and Governance Committee believes that the minimum qualifications for serving as a Trustee are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating and Governance Committee has a policy to consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

     The Nominating and Governance Committee is governed by a written Nominating and Governance Committee charter, the most recent version of which was approved by the Board on December 6, 2018. The Nominating and Governance Committee charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Nominating and Governance Committee Charter was attached as Appendix A to the Fund’s 2025 proxy statement.

Trustee Communications

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund at 888 Seventh Avenue, 31st Floor, New York, New York 10019.

Trustee and Officer Beneficial Ownership of Securities

     As of August 1, 2026, the Trustees beneficially owned equity securities of the Fund in the aggregate in the following amounts. The Fund is the only fund in the “Fund Complex.”

Dollar Range
Name of Trustee	of Equity
or Trustee Nominee	Securities
Independent Trustees:
Randall C. Barnes	Over $100,000
Daniel Black	Over $100,000
Derek Medina	$50,001-$100,000
Ronald A. Nyberg	Over $100,000
Gerald L. Seizert	Over $100,000
Michael A. Smart	$50,001-$100,000
Nancy E. Stuebe	Over $100,000
Interested Trustee:
Tracy V. Maitland	Over $100,000

     As of August 12, 2026, each Trustee and officer individually, and the Trustees and officers as a group, owned less than 1% of the outstanding Shares.

Board Meetings

     Four meetings of the Board were held during the Fund’s last fiscal year ended October 31, 2025.

     Three meetings of the Audit Committee were held during the Fund’s last fiscal year ended October 31, 2025.

     Four meetings of the Nominating and Governance Committee were held during the Fund’s last fiscal year ended October 31, 2025.

     Each Trustee attended at least 75% of the aggregate of: (i) all meetings of the Board held during its last fiscal year ended October 31, 2025; and (ii) all meetings of all committees of the Board on which the Trustee served held during its fiscal year ended October 31, 2025.

     It is the Fund’s policy to invite Trustees to attend joint annual meetings of shareholders of the Fund. The annual meeting of shareholders of the Fund held on September 24, 2025 was held via teleconference and all of the Trustees attended such meeting.

Trustee Compensation

     The following table sets forth the compensation paid to each Trustee by the Fund for the fiscal year ended October 31, 2025. The Fund is the only fund in the “Fund Complex.”

Aggregate Compensation
Name	from the Fund
Independent Trustees
Randall C. Barnes	$96,000
Daniel Black	$99,000
Derek Medina	$48,500
Ronald Nyberg	$94,500
Gerald L. Seizert	$94,500
Michael A. Smart	$95,500
Nancy E. Stuebe	$94,500
Interested Trustee
Tracy V. Maitland	$0

Shareholder Approval

     The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the Fund. The holders of Shares will have equal voting rights (i.e., one vote per Share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

Board Recommendation

     The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” each nominee of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

     The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

     The Board has fixed the close of business on August 12, 2026, as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

     If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. If you wish to attend the annual meeting in person, please contact the Fund at (212) 386-7405 by 5:00 pm (Eastern time) September 14, 2026 to register. Shareholders should be prepared to provide their name, address, and control number to verify their status as shareholders. The control number is found on your proxy card. You may also contact the Fund at (212) 386-7405 to obtain directions to the site of the Annual Meeting.

     All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

     Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

     Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 16, 2026

This Proxy Statement is available on the Internet at www.proxyvote.com.

Investment Advisor

     Advent Capital Management, LLC acts as the Fund’s investment advisor. Advent is responsible for making investment decisions with respect to the investment of the Fund’s assets. Advent is located at 888 Seventh Avenue, 31st Floor, New York, New York 10019. As of June 30, 2026 Advent managed $8.9 billion in assets.

Servicing Agent

     Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent is located at 227 West Monroe Street, Chicago, IL 60606. Pursuant to a servicing agreement with the Fund, the Servicing Agent provides the Fund a variety of services, including (i) replying to requests for information concerning the Fund from shareholders or prospective shareholders, brokers or the public; (ii) aiding in the secondary market support of the Fund through regular written and oral communications with the Fund’s NYSE designated market maker, the closed-end fund analyst community and various information providers specializing in the dissemination of closed-end fund information; (iii) coordinating and overseeing activities of the Fund’s administrator; (iv) developing and maintaining a website for the Fund and (v) overseeing, in consultation with, and as agreed by, Advent matters relating to the conduct and administration of meetings of the Board and committees thereof.

Administrator

     The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator. BNY is located at 240 Greenwich Street, New York, New York 10286. Pursuant to an administration agreement with the Fund, BNY provides certain administrative, bookkeeping and accounting services to the Fund.

Independent Auditors

     PricewaterhouseCoopers LLP (“PWC”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Fund for and during the current fiscal year of the Fund. The Fund does not know of any direct or indirect financial interest of PWC in the Fund.

     Representatives of PWC will be available to attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

Audit Fees

     The aggregate fees billed to the Fund by PWC for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal year ended October 31, 2024 were $120,000. The aggregate fees billed to the Fund by PWC for professional services rendered for the audit of the Fund’s financial statements for the Fund’s fiscal year ended October 31, 2025 were $125,000.

Audit-Related Fees

     The aggregate fees billed by PWC and approved by the Audit Committee for the Fund’s fiscal year ended October 31, 2024 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $5,000. The aggregate fees billed by PWC and approved by the Audit Committee for the Fund’s fiscal year ended October 31, 2025 for assurance and related services reasonably related to the performance of the audit of the Fund’s financial statements were $5,000.

     PWC did not perform any other assurance and related services that were required to be approved by the Audit Committees for such period.

Tax Fees

     The aggregate fees billed by PWC and approved by the Audit Committee for the Fund’s fiscal year ended October 31, 2024 for professional services rendered for tax compliance, tax advice, and tax planning were $19,260 (such fees relate to tax services provided by PWC in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee for the Fund’s fiscal year ended October 31, 2025 for professional services rendered for tax compliance, tax advice, and tax planning were $20,030 (such fees relate to tax services provided by PWC in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns).

     PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Audit Committee for such period.

All Other Fees

     The aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $45,000 for the Fund’s fiscal year ended October 31, 2024 and $0 for the Fund’s fiscal year ended October 31, 2025.

Aggregate Non-Audit Fees

     The aggregate non-audit fees billed by PWC for the Fund’s fiscal year ended October 31, 2024 for services rendered to the Fund were $64,260. The aggregate non-audit fees billed by PWC for the Fund’s fiscal year ended October 31, 2025 for services rendered to the Fund were $20,030.

     No non-audit fees were billed by PWC for the Fund’s fiscal years ended October 31, 2024 and October 31, 2025 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Fund.

Audit Committee’s Pre-Approval Policies and Procedures

     The Audit Committee adopted Pre-Approved Policies and Procedures as part of the Audit Committee Charter. The Audit Committee has pre-approved all audit and non-audit services provided by PWC to the Fund, and all non-audit services provided by PWC to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Fund which are related to the operations of the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered by PWC for the Fund’s fiscal years ended October 31, 2024 and October 31, 2025 to Advent or any entity controlling, controlled by, or under common control with Advent that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC’s independence. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining PWC’s independence.

     Advent and affiliates of Advent performing services for the Fund paid no fees to PWC in the Fund’s most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

Principal Shareholders

     As of August 12, 2026 to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Fund.

Additional Information Regarding the Solicitation

     Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).

     The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	a majority or more of all voting power.

     Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

     Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of a Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by a Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

     The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

     Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. The Board of Trustees has considered the Control Share Statute. As of the date hereof, the Board of Trustees has not received notice of the occurrence of a control share acquisition nor has been requested to exempt any acquisition. Therefore, the Board of Trustees has not determined whether the application of the Control Share Statute to an acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

     If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

     The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

     The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

     Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws and the opting in to state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries. The Board has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of statute control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

     The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Delinquent Section 16(a) Reports

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its fiscal year ended October 31, 2025, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Principles of the Fund

     The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

     The Fund restricts access to non-public personal information about their shareholders to employees of Advent and the Servicing Agent with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

     The Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the By-Laws.

     Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by the Fund at the Fund’s principal executive offices by April 21, 2027 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

     A proposal, other than a proposal submitted pursuant to Rule 14a-8, to be presented at the Fund’s 2027 annual meeting of shareholders must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than April 19, 2027 and not later than May 19, 2027 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2027 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

     The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Advent, the Servicing Agent or their respective affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

     The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chairman of the Annual Meeting may also move for an adjournment of any meeting, in his or her discretion, including to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

August 19, 2026

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Appendix A

ADVENT CONVERTIBLE AND INCOME FUND (“AVK”)

Advent Convertible and Income Fund
AUDIT COMMITTEE CHARTER1

Rev. 12/6/182

I. PURPOSE OF THE AUDIT COMMITTEE

The purpose of the Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of Advent Convertible Securities and Income Fund (the “Trust”) is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board’s oversight of (i) the integrity of the Trust’s financial statements, (ii) the Trust’s compliance with legal and regulatory requirements, and (iii) the qualifications and independence of the Trust’s independent auditor (the “Independent Auditor”), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Trust’s annual proxy statement, if any.

II. COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of three or more trustees as determined from time to time by resolution of the Board. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes - Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the SEC pursuant to the Act and by the New York Stock Exchange (the “NYSE”). Each member of the Audit Committee shall be “independent” as defined by the rules promulgated by the SEC pursuant to the Act and the NYSE listing standards.

According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an “interested person” of the Trust (an “Independent Trustee”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

1	This Audit Committee Charter supercedes and replaces all prior versions that may have been adopted from time to time.
2	This revision was solely for the purpose of incorporating necessary revisions following the completion of the mergers of each of Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent/Claymore Enhanced Growth & Income Fund (“LCM”) with and into AVK, which occurred on August 27, 2018.

According to the NYSE listing standards, a member is independent if he or she has no relationship with the Trust that may interfere with the exercise of his or her independence from the Trust and Advent Capital Management, LLC (the “Investment Manager”) and (a) is not an employee of the Trust or the Investment Manager, (b) is not a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or has a direct business relationship with such Trust, (c) is not employed as an executive of another company for which an executive of the Trust serves on that company’s compensation committee, and (d) does not have an immediate family member who is an executive officer of any Trust or the Investment Manager.

No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee.

Each member of the Audit Committee must be “financially literate” (as such term is defined from time-to-time by the NYSE rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have “accounting or related financial management expertise” (as such term is defined by the NYSE rules) as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an “audit committee financial expert” (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an “audit committee financial expert,” such fact must be disclosed in the Trust’s annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an “audit committee financial expert” or, if not, why not, and the Board shall make the final determinations in this regard.

The chairperson of the Audit Committee shall be designated by the Board upon recommendation from the Audit Committee, provided that if the Board does not designate a chairperson, the members of the Audit Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Board.

III. MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with (a) the chief financial officer of the Trust, (b) management of the Investment Manager responsible for the Trust’s internal audit function and for assisting with the preparation of the Trust’s financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, provided that, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee meeting in person shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by applicable law.

The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

IV. AUTHORITY

The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

V. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

In carrying out its duties and responsibilities, the Audit Committee’s policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

A. Oversight of the Auditor’s Engagement/Independence

     (i) Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

     (ii) Review and, in its sole discretion, approve in advance the Independent Auditor’s annual engagement letter, including the proposed fees contained therein;

     (iii) Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to the Investment

Manager or (2) to any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the “Covered Services” and the entities referred to in clause (B), collectively, the “Covered Entities”); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned “PRE-APPROVAL PROCEDURES”; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE listing standards;

     (iv) Obtain at least annually from the Independent Auditor and review a report describing:

(a) the Independent Auditor’s internal quality-control procedures; and

(b) any material issues raised by the most recent internal quality-control review of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

     (v) Obtain quarterly “notice reports” for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust’s Audit Committee provided (A) to the Investment Manager, (B) to any entity controlling, controlled by or under common control with the Investment Manager, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such “notice reports” or updates to the Chairman of the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

     (vi) Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

     (vii) Oversee the independence of the Independent Auditor by, among other things:

(a) actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor’s independence;

(b) monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(c) monitoring compliance by the Trust, the Investment Manager and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

(d) considering whether there should be a regular rotation of the Independent Auditor; and

     (viii) Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

B. Oversight of the Audit

     (i) Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan’s progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

     (ii) Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

(a) all critical accounting policies and practices used;

(b) all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

(c) other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

     (iii) Review with the chief financial officer of the Trust and management of the Investment Manager responsible for assisting with the preparation of the Trust’s financial statements and the Independent Auditor, the following:

(a) the Trust’s annual audited financial statements and interim financial statements, and any major issues related thereto;

(b) critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust’s financial statements; and

(c) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

     (iv) Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the Independent Auditor’s activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

(a) any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);

(b) any communications between the audit team and the Independent Auditor’s national office respecting auditing or accounting issues presented by the engagement; and

(c) any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

     (v) Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

     (vi) Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

C. Oversight of Controls and Procedures

     (i) Review periodically a report from the Trust’s chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

(a) all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the “Related Entities”), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

(b) any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust’s internal controls; and

(c) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

D. Compliance

     (i) Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust’s management, including the chief financial officer, management of the Investment Manager and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

     (ii) Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services, including the custodian and transfer agent or other persons of concerns regarding questionable accounting or auditing matters; and

     (iii) Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

E. Miscellaneous

     (i) Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

     (ii) Report regularly to the Board on its activities, as appropriate; and

     (iii) Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

VI. PRE-APPROVAL PROCEDURES

The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-

approve Covered Services between regularly scheduled meetings of the Audit Committee. The pre-approval procedures in effect from time-to-time shall be attached to this Audit Committee Charter as Annex A.

VII. REPORTING

The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust’s financial statements, the Trust’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust’s annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor’s independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust’s annual report for the past fiscal year, as filed with the SEC.

VIII. RESOURCES

The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IX. LIMITS ON ROLE OF AUDIT COMMITTEE

While the Audit Committee has the duties and responsibilities set forth in this Audit Committee Charter, the Audit Committee is not responsible for:

•	planning or conducting the audit or for determining whether the Trust’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles;
•	determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;
•	determining whether the Trust’s financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or
•	establishing, designing or maintaining disclosure controls and procedures for the Trust.

In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust or the Investment Manager. The Audit Committee and its members do not have a duty or responsibility to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, the Investment Manager and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

ANNEX A

AUDIT COMMITTEE PRE-APPROVAL POLICY

AS ADOPTED BY THE AUDIT COMMITTEE

Statement of Principles

The Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of Advent Claymore Convertible Securities and Income Fund (the “Trust”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the “Service Pre-Approval Documents”. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the

A-A-1

rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

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All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

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To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	T03285-P56248	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES OF THE BOARD OF THE FUND.

1. Election of Trustees:

Class II Nominees:		For	Against	Abstain
1a.	Mr. Daniel L. Black	☐	☐	☐
1b.	Mr. Michael A. Smart	☐	☐	☐
1c.	Ms. Nancy E. Stuebe	☐	☐	☐

2. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s), or delay(s) thereof.

Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.

Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

T03286-P56248

Solicited by the Board of Trustees
Advent Convertible and Income Fund
Annual Meeting of Shareholders
September 16, 2026

The annual meeting of shareholders of Advent Convertible and Income Fund (the "Fund") will be held at the offices of Advent Capital Management, 888 Seventh Avenue, 31st Floor, New York, New York 10019, on Wednesday, September 16, 2026 at 10:00 a.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Stephen Ellwood and Robert White and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournment(s), postponement(s), or delay(s) thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR THE PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), OR DELAY(S) THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.